Investor Update 1st Quarter 2026 FEBRUARY 2026 Exhibit 99.1

Forward-Looking Statements and Non-GAAP Financial Measures This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995 and the rules and regulations of the Securities and Exchange Commission (“SEC”). Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T's business, and management's beliefs and assumptions. Statements regarding the potential effects of events or factors specific to M&T and/or the financial industry as a whole, as well as national and global events generally, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict and may cause actual outcomes to differ materially from what is expressed or forecasted. While there can be no assurance that any list of risks and uncertainties is complete, important factors that could cause actual outcomes and results to differ materially from those contemplated by forward-looking statements include the following, without limitation: economic conditions and growth rates, including inflation and market volatility; events, developments and current conditions in the financial services industry, including trust, brokerage and investment management businesses; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, loan concentrations by type and industry, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; levels of client deposits; ability to contain costs and expenses; changes in M&T's credit ratings; domestic or international political developments and other geopolitical events, including trade and tariff policies and international conflicts and hostilities; changes and trends in the securities markets; common shares outstanding and common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-, brokerage-, and investment management-related revenues; federal, state or local legislation and/or regulations affecting the financial services industry, or M&T and its subsidiaries individually or collectively, including tax policy; regulatory supervision and oversight, including monetary policy and capital requirements; governmental and public policy changes; political conditions, either nationally or in the states in which M&T and its subsidiaries do business; the initiation and outcome of potential, pending and future litigation, investigations and governmental proceedings, including tax-related examinations and other matters; operational risk events, including loss resulting from fraud by employees or persons outside M&T and breaches in data and cybersecurity; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product and service competition by competitors, including new entrants; technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition, divestment and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. These are representative of the factors that could affect the outcome of the forward-looking statements. In addition, as noted, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, and other factors. M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year ended December 31, 2024, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date they are made, and M&T assumes no duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. This presentation also contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). Management believes investors may find these non-GAAP financial measures useful. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the Appendix for reconciliation of GAAP with corresponding non-GAAP measures, as indicated in the presentation. 2

Our Customers Linking our customers to the people, capital, and ideas that empower them in the moments that matter most in their lives. Our Communities M&T is a “bank for communities,” a true engine for local economic development and relationship-building. Our Colleagues We empower our employees to be the best versions of themselves through integrity and empathy. We are committed to Our Shareholders We deliver reliable results anchored by a strong balance sheet that protects and builds investor value across economic cycles. Together, We are M&T Bank 3

Operational Excellence Alignment and integration across markets, lines of business, and platform capabilities will accelerate regional bank growth. 4 2026 Enterprise Priorities Teaming for Growth • Make it easy for clients to do business with us • Ensure all markets and clients experience us as one bank • Empower leaders to lead across businesses • Win in the markets and businesses where we operate • Drive more integration and collaboration in service of growth Deliver industry-leading service, scale, and value through intelligent, simplified operations that empower the businesses and clients we support and help us to maintain and improve the bank’s profitability. • Build scalable infrastructure that enables sustainable growth • Deliver consistent, fast, and customer centric experiences across the enterprise • Drive operational efficiency while maintaining quality and risk standards • Strengthen critical skills and leadership capabilities for a modern organization  Grow revenue per employee through productivity and capacity redeployment  Faster completion of essential processes  Improve customer satisfaction scores  Greater employee engagement results regarding tools and resources needed to do the job  Primary checking account and deposit growth  Increased revenue per Relationship Manager  Increased Wealth referral volume and penetration  Increased Mortgage Originations  New England regions lead in deposit and loan growth  Top 5 SBA ranking in New England markets Objectives Objectives Outcomes Outcomes

5 Strong 2025 – A Foundation for 2026 $2.9 Billion (+10% YoY) Net Operating Income Record Earnings $17.20 (+16% YoY) Net Operating EPS 11% Increase in Quarterly Dividend Returned Capital to Shareholders 9% of Outstanding Shares Repurchased in 2025 3.67% Net Interest Margin Top Quartile NIM, while Growing Loans 6% YoY Growth in non-CRE Loans 1.43% Return on Tangible Assets Return Focused 15.36% Return on Tangible Common Equity $2.7 Billion (+13% YoY) Noninterest Income Record Noninterest Income, Disciplined Expenses 56% Efficiency Ratio -26% YoY Decline in Nonaccrual Loans Improved Asset Quality -27% YoY Decline in Criticized Loans

Solid Performance in Key Metrics against Peers 6 ROTA(1) FY25 Net Interest Margin FY25 Efficiency Ratio(1) FY25 PPNR / RWA(1) FY25 NCO / Loans FY25 Source: S&P Global Market Intelligence and company filings (1) See Appendix for reconciliation of GAAP with these non-GAAP measures 1.43% Peer 1 MTB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 3.67% MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 56.0% MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 2.6% MTB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 0.41% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 MTB Peer 7 Peer 8 Peer 9 Peer 10 Peer 11

Capital Flexibility • Capital levels favorable to peers when considering AOCI • Modest impact from including AOCI in regulatory capital(1) – 13 basis point positive impact to CET1 ratio at December 31, 2025 • Expect CET1 ratio of 10.25% to 10.5% in 2026 • Maintain share repurchase flexibility • Increased quarterly dividend per share from $1.35 to $1.50 in 3Q25 • Expect continued annual dividend growth Highlights 7 11% Increase in Quarterly Dividend 9% Outstanding Shares Repurchased 7% TBVPS YoY Growth 3.8% to 2.7% Decline in SCB (1) Proposal would require regulatory capital to include unrealized gains / (losses) on AFS securities and pension-related effects (2) Three peers as-of 9/30/2025, due to data availability 8.3% 9.1% 9.1% 9.2% 9.3% 9.4% 9.5% 9.6% 9.8% 9.8% 10.3% 11.0% Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 MTB 6.5% 6.9% 7.1% 7.1% 7.3% 7.7% 7.8% 7.9% 8.4% 8.4% 8.4% 8.7% Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 MTB CET1 Ratio incl. AOCI(1) 12/31/2025(2) Tangible Common Equity / Tangible Assets 12/31/2025 +160 bps vs Peer Median +100 bps vs Peer Median

Strong Returns 8 (1) 3-Year average ROTA and ROTCE above 1.25% and 17% thresholds results in a 150% of target payout on Performance-Vested Stock Units (“PVSU”) Return on Tangible Assets Return on Tangible Common Equity 17.6% 14.5% 15.4% 17.7% 15.8% 16.6% 12.8% 10.6% 12.7% 2023 2024 2025 MTB Peer Median Peer Median (Ex. AOCI) 1.42% 1.30% 1.43% 1.04% 1.03% 1.17% 2023 2024 2025 MTB Peer Median 1.25% Long-Term Target(1) 17% Long-Term Target (1) Consistently strong returns – ROTA in top quartile ROTCE in top quartile when normalizing peer equity for AOCI Recent performance above 1.25% ROTA; expect outperformance to continue Expect to reach 17% ROTCE in 2027 as CET1 trends to 10.25% to 10.5% in 2026 and longer-term 10% target, thereafter

$20.4 $22.5 $25.6 $23.6 $23.1 $24.0 $54.2 $58.9 $61.5 $34.5 $30.2 $25.0 2023 2024 2025 Strong Loan Growth while Reducing CRE 9 $132.7 $134.7 $136.1 $98.2 $104.5 $111.1 +6% +6% Consumer Residential Real Estate C&I CRE Grew average loans, excluding CRE, by 6% in both 2024 and 2025 – demonstrating M&T’s diversified portfolio Reduced CRE by $9.5B or -15% CAGR from 2023 to 2025; CRE expected to inflect in early 2026 Average Loans ($, B) Non-CRE

Solid Fee Growth and Disciplined Expenses 10 $409 $436 $550 $475 $514 $551 $680 $675 $724 $584 $632 $673 2023 2024 2025 Noninterest Income ($, MM) Excluding Securities G/L and Notable Items Efficiency Ratio $2,299 $2,417 $2,687 54.9% 56.9% 56.0% 62.1% 60.5% 59.3% 2023 2024 2025 MTB Peer Median +5% +11% • Solid growth in all fee categories • Mortgage aided by residential subservicing and commercial originations • Trust income growth from both Institutional Services and Wealth, including AUM growth • Fees related to our capital markets business also supported YoY growth • Increased noninterest income as a % of total revenue from 26% to 28% • Managed sequential improvement in the efficiency ratio while making significant enterprise investments that will allow M&T to thrive in the years to come • Recent enterprise investments include Finance Modernization (general ledger replacement), data centers and cloud migration, and credit delivery Trust Service Charges Mortgage Brokerage Trading / Deriv. Other Revenues

Continued Asset Quality Improvement 11 Nonaccrual Loans ($, MM) Criticized Commercial Loans ($, MM) -22% -26% -21% -27% Consistent improvement in credit quality with a 42% reduction in nonaccrual and criticized loans since 2023 $12,579 $9,915 $7,258 14.0% 11.2% 8.3% 2023 2024 2025 Crit. Commercial Loans Crit. % of Commercial Loans $2,166 $1,690 $1,252 1.62% 1.25% 0.90% 2023 2024 2025 Nonaccrual Loans Nonaccrual Loans (%)

Consistent NIM Outperformance 12 Note: (1) Taxable Equivalent NII less Net Charge-offs as a percent of Average Earning Assets Strength on both loan pricing and deposit cost… …drives NIM outperformance Loan Yield NIM Total Deposit Cost Risk Adjusted NIM1 MTB Peer 75th %-tile Peer 25th %-tile 6.1% 6.0% 5.7% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 2020 2021 2022 2023 2024 2025 1.7% 2.0% 1.7% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2020 2021 2022 2023 2024 2025 3.7% 3.2% 2.9% 2.0% 2.5% 3.0% 3.5% 4.0% 2020 2021 2022 2023 2024 2025 3.4% 2.7% 3.1% 2.0% 2.5% 3.0% 3.5% 4.0% 2020 2021 2022 2023 2024 2025

Strong Overall Profitability 13 NIM outperformance combined with fee income and efficiency drives profitability outperformance PPNR / RWA ROTA MTB Peer 75th %-tile Peer 25th %-tile 2.6% 2.3% 1.8% 1.0% 1.5% 2.0% 2.5% 3.0% 2020 2021 2022 2023 2024 2025 1.4% 1.3% 1.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2020 2021 2022 2023 2024 2025

Consistent Growth 14 Profitability outperformance also combined with consistent and strong Dividend and TBVPS growth Cumulative Dividend Per Share Growth Cumulative TBVPS Growth Company Cumulative TBVPS Growth MTB 45.9% Peer 1 38.8% Peer 2 25.0% Peer 3 17.8% Peer 4 17.4% Peer 5 16.4% Peer 6 16.2% Peer 7 15.5% Peer 8 11.9% Peer 9 3.4% Peer 10 1.2% Peer 11 (2.9%) Median (excl. MTB) 16.2% Company Cumulative Div Growth Peer 1 66.1% Peer 2 43.5% Peer 3 42.6% MTB 29.5% Peer 4 29.4% Peer 5 21.4% Peer 6 15.6% Peer 7 10.8% Peer 8 10.3% Peer 9 4.4% Peer 10 3.3% Peer 11 0.0% Median (excl. MTB) 15.6% MTB Peer 75th %-tile Peer 25th %-tile 30% 36% 7% 0% 10% 20% 30% 40% 2020 2021 2022 2023 2024 2025 45.9% 7.7% 17.6% (40.0)% (30.0)% (20.0)% (10.0)% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 2020 2021 2022 2023 2024 2025

Through the Cycle Profitability Advantage...

Net Operating ROTA[1]


1.30%
+31bps
0.99%
MTB
Peer Median
1.36%
+19bps
1.17%
1.36%
+19bps
1.17%
20-Years
2006-2025
10-Years
2016-2025
5-Years
2021-2025

Key Points

Better than Peer PPNR Generation & Credit Losses
- Aided by NIM, efficiency and credit loss outperformance

Consistent Profitability Advantage
- Over the past 5-, 10-, and 20-years, M&T maintained a **19 to 31 basis point ROTA advantage** compared to the peer median

Results in Normalized ROTCE Advantage
- Equates to a **~2.4% to ~4.1% normalized ROTCE advantage** compared to peers assuming normalized capital levels

ROTA Considered in Long-Term Incentives
- Recent Performance Vested Stock Units grants include a 1.25% absolute ROTA threshold

(1) See Appendix for reconciliation of GAAP with these non-GAAP measures

M&T Bank Corporation 15

$1.75 $5.70 $- $1 $2 $3 $4 $5 $6 2005 2010 2015 2020 2025 $25.91 $117.45 $- $20 $40 $60 $80 $100 $120 $140 2005 2010 2015 2020 2025 …Combined with Consistent Growth Dividend Per Share Tangible Book Value Per Share MTB: 6.1% CAGR Peer Median: 0.6% CAGR MTB: 7.8% CAGR Peer Median: 2.9% CAGR CAGR – TBVPS Growth plus Dividends MTB Peer Median Consistently Delivering Value and Growth • Consistent dividend and TBVPS growth compared to peers • Results in higher than peer CAGR for TBVPS growth plus dividends over 5-, 10-, and 20-years • Increased quarterly per share dividend from $1.35 to $1.50 in 3Q25 • Expect continued annual dividend growth Key Points 16 10.4% 9.6% 12.2% 5.4% 8.5% 7.8% 20-Years YE05-YE25 10-Years YE15-YE25 5-Years YE20-YE25

2026 Outlook

		2026 Outlook	Comments
Income Statement	**Net Interest Income** ***Taxable-equivalent***	$7.2 to $7.35 billion	• NIM in the low 3.70s • Range dependent on loan growth, deposit trends, and shape of the yield curve
Income Statement	**Fee Income**	$2.675 to $2.775 billion	• Broad-based growth across fee types and business lines • Includes effect of MSR fair value election and hedging program
Income Statement	**GAAP Expense** ***Includes intangible amortization***	$5.5 to $5.6 billion	• Continued investment in enterprise initiatives and well-managed non-investment spend • Includes effect of MSR fair value election and hedging program
Income Statement	**Net Charge-Offs** ***% of Average Loans***	40 basis points +/-	
Income Statement	**Tax Rate** **Taxable-equivalent**	~24.0-24.5%	
Average Balances	**Loans**	$140 to $142 billion	• Point to point growth in each loan portfolio • FY Average CRE likely still lower compared to FY25 average • CRE loan growth projected in Q2 2026
Average Balances	**Deposits**	$165 to $167 billion	• Focus on growing operational accounts and other customer deposits at a reasonable cost
	CET1 Capital Ratio	10.25% to 10.5%	• Share repurchase to lower capital levels to the range

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Why invest in M&T? • Long term focused with deeply embedded culture • Business operated to represent the best interests of all key stakeholders • Energized colleagues consistently serving our customers and communities • A safe haven for our clients as proven during turbulent times and crisis • Experienced and seasoned management team • Strong risk controls with long track record of credit outperformance through cycles • Leading position in core markets 18 • 15-17% ROTCE(1) • Robust dividend growth • 8% TBV per share growth(2) Source: FactSet, S&P Global, Company Filings (1) ROTCE range comprises 5 years of the trailing 3-year ROTCE from 2020-2025, consistent with M&T's measurement of ROTCE for performance-based stock compensation (2) TBV per share growth represents CAGR from 2020-2025 Purpose-Driven Successful and Sustainable Business Model that Produces Strong Shareholder Returns Purpose Driven Organization Successful and Sustainable Business Model Strong Shareholder Returns

Appendices 19

2020 2021 2022 2023 2024 2025 Superior Pre-Credit Earnings Net Interest Margin 3.16% 2.76% 3.39% 3.83% 3.58% 3.67% Efficiency Ratio (1) 56.3% 59.0% 56.6% 54.9% 56.9% 56.0% PPNR ($, Millions) (1) $2,579 $2,445 $3,471 $4,232 $3,979 $4,150 PPNR to RWA (1) 2.4% 2.3% 2.7% 2.8% 2.6% 2.6% Strong Credit Metrics Allowance to Loans (As At) 1.76% 1.58% 1.46% 1.59% 1.61% 1.53% Net Charge-Offs to Loans 0.26% 0.20% 0.13% 0.33% 0.41% 0.41% Focused on Returns Net Operating Return on: Tangible Assets (1) 1.04% 1.28% 1.35% 1.42% 1.30% 1.43% Tangible Common Equity (1) 12.79% 16.80% 16.70% 17.60% 14.54% 15.36% Consistent Capital Generation (As At) Tangible Common Equity to Tangible Assets 7.49% 7.68% 7.63% 8.20% 9.07% 8.70% Common Equity Tier 1 Ratio 10.00% 11.42% 10.44% 10.98% 11.68% 10.84% Tier 1 Capital Ratio 11.17% 13.11% 11.79% 12.29% 13.21% 12.59% Balance Sheet (As At) Loans to Deposits 82.25% 70.63% 80.46% 82.11% 84.16% 83.10% Securities to Assets 4.94% 4.61% 12.56% 12.91% 16.36% 17.17% Key Ratios 20 (1) See Appendix 1 and 2 for reconciliation of GAAP with these non-GAAP measures

Appendix

GAAP to GAAP - Adjusted (Non-GAAP) Reconciliation

In millions	2020	2021	2022	2023	2024	2025
Revenues						
Net interest income - GAAP	$3,866	$3,825	$5,822	$7,115	$6,852	$6,948
Total other income - GAAP	2,088	2,167	2,357	2,528	2,427	2,742
Subtotal	5,955	5,992	8,179	9,643	9,279	9,690
Premium amortization for acquired securities	-	-	-	-	-	15
Gain on sale of out-of-footprint loan portfolio	-	-	-	-	-	(15)
Gain on sale of ICS subsidiary	-	-	-	-	-	(10)
Gain & earnout on CIT	-	-	-	(225)	-	(28)
Gain on MTIA	-	-	(136)	-	-	-
Revenues - GAAP Adjusted	$5,955	$5,992	$8,042	$9,418	$9,279	$9,652
Noninterest expense						
Noninterest expense - GAAP	$3,385	$3,612	$5,050	$5,379	$5,359	$5,493
Pension Plan Distribution Benefit	-	-	-	-	12	-
Redemption of Trust Preferred Obligations	-	-	-	-	(20)	-
Vacated Facility Write-downs	-	-	-	-	(27)	-
FDIC special assessment	-	-	-	(197)	(34)	37
Charitable contribution	-	-	(135)	-	-	(30)
Merger-related expense	-	(44)	(338)	-	-	-
Noninterest expense - GAAP Adjusted	$3,385	$3,568	$4,577	$5,182	$5,290	$5,500
PPNR						
Revenues - GAAP Adjusted	$5,955	$5,992	$8,042	$9,418	$9,279	$9,652
(Gain) loss on bank investment securities	9	21	6	(4)	(10)	(2)
Noninterest expense - GAAP Adjusted	(3,385)	(3,568)	(4,577)	(5,182)	(5,290)	(5,500)
Pre-provision net revenue	$2,579	$2,445	$3,471	$4,232	$3,979	$4,150

Note: M&T is providing supplemental reporting of its results on a "GAAP – Adjusted" basis, from which M&T excludes the after-tax effect of certain notable items of significance. Although "GAAP – Adjusted" income as presented by M&T is not a GAAP measure, M&T's management believes that this information helps investors understand the effect of such notable items in reported results.

Tables in appendices may not foot due to rounding.

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Appendix Note: M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit and other intangible asset balances, net of applicable deferred tax amounts) and gains (when realized) and expenses (when incurred) associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature. Although “net operating income” as defined by M&T is not a GAAP measure, M&T’s management believes that this information helps investors understand the effect of acquisition activity in reported results. (1) After any related tax effect 22 GAAP to Net Operating (Non-GAAP) Reconciliation In millions 2020 2021 2022 2023 2024 2025 Net income Net income - GAAP $1,353 $1,859 $1,992 $2,741 $2,588 $2,851 Amortization of core deposit and other intangible assets (1) 11 8 43 48 42 32 Merger-related expenses (1) - 34 431 - - - Net operating income 1,364 1,900 2,466 2,789 2,630 2,883 Preferred stock dividends (68) (73) (97) (100) (134) (146) Net operating income available to common equity $1,296 $1,827 $2,369 $2,689 $2,496 $2,737

Appendix GAAP to Net Operating (Non-GAAP) Reconciliation 23 In millions 2020 2021 2022 2023 2024 2025 Efficiency ratio Noninterest expense $3,385 $3,612 $5,050 $5,379 $5,359 $5,493 Less: Amortization of core deposit and other intangible assets 15 10 56 62 53 42 Less: Merger-related expenses - 44 338 - - - Noninterest operating expense $3,370 $3,558 $4,656 $5,317 $5,306 $5,451 Taxable-equivalent net interest income $3,884 $3,840 $5,861 $7,169 $6,902 $6,992 Other income 2,088 2,167 2,357 2,528 2,427 2,742 Less: Gain (loss) on bank investment securities (9) (21) (6) 4 10 2 Denominator $5,981 $6,028 $8,224 $9,693 $9,319 $9,732 Efficiency ratio 56.3% 59.0% 56.6% 54.9% 56.9% 56.0%

Appendix GAAP to Tangible (Non-GAAP) Reconciliation 24 In millions 2020 2021 2022 2023 2024 2025 Average assets Average assets $135,480 $152,669 $190,252 $205,397 $211,220 $210,645 Goodwill (4,593) (4,593) (7,537) (8,473) (8,465) (8,465) Core deposit and other intangible assets (21) (8) (179) (177) (120) (82) Deferred taxes 5 2 43 44 33 24 Average tangible assets $130,871 $148,070 $182,579 $196,791 $202,668 $202,122 Average common equity Average total equity $15,991 $16,909 $23,810 $25,899 $28,052 $28,804 Preferred stock (1,250) (1,438) (1,946) (2,011) (2,344) (2,468) Average common equity 14,741 15,471 21,864 23,888 25,708 26,336 Goodwill (4,593) (4,593) (7,537) (8,473) (8,465) (8,465) Core deposit and other intangible assets (21) (8) (179) (177) (120) (82) Deferred taxes 5 2 43 44 33 24 Average tangible common equity $10,132 $10,872 $14,191 $15,282 $17,156 $17,813

Appendix GAAP to Tangible (Non-GAAP) Reconciliation 25 In millions 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 12/31/2025 Total assets Total assets $142,601 $155,107 $200,730 $208,264 $208,105 $213,510 Goodwill (4,593) (4,593) (8,490) (8,465) (8,465) (8,465) Core deposit and other intangible assets (14) (4) (209) (147) (94) (64) Deferred taxes 4 1 51 37 28 20 Total tangible assets $137,998 $150,511 $192,082 $199,689 $199,574 $205,001 Total common equity Total equity $16,187 $17,903 $25,318 $26,957 $29,027 $29,177 Preferred stock (1,250) (1,750) (2,011) (2,011) (2,394) (2,834) Common equity 14,937 16,153 23,307 24,946 26,633 26,343 Goodwill (4,593) (4,593) (8,490) (8,465) (8,465) (8,465) Core deposit and other intangible assets (14) (4) (209) (147) (94) (64) Deferred taxes 4 1 51 37 28 20 Total tangible common equity $10,334 $11,557 $14,659 $16,371 $18,102 $17,834

M&T Peer Group

Citizens Financial Group, Inc.

Comerica Incorporated

Fifth Third Bancorp

First Horizon National Corporation

Huntington Bancshares Incorporated

KeyCorp

M&T Bank Corporation

PNC Financial Services Group, Inc.

Regions Financial Corporation

Truist Financial Corporation

U.S. Bancorp

Zions Bancorporation, NA

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